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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            -------------------------

       Date of report (Date of earliest event reported): February 14, 2002

                            THE J. M. SMUCKER COMPANY
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)


             Ohio                     1-05111                   34-0538550
            ------                   ---------                 ------------
 (State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)             File Number)            Identification No.)



               Strawberry Lane, Orrville, Ohio                       44667
           ----------------------------------------                  -----
           (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (330) 682-3000
                                                           --------------




                                       N/A
       -------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

On February 14, 2002, The J. M. Smucker Company, an Ohio corporation, issued a press release to announce its earnings for the third quarter of its fiscal year. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         Exhibit
         Number               Exhibit
         ------               -------
         99.1                 Press release, dated February 14, 2002















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    THE J. M. SMUCKER COMPANY


                    By:  /s/ Steven J. Ellcessor
                         ------------------------------------------------------
                         Name:    Steven J. Ellcessor
                         Title:   Vice President - Finance and Administration,
                                  Secretary, and General Counsel




Date:  February 27, 2002
















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                                  EXHIBIT INDEX



         Exhibit
         Number              Exhibit
         ------              -------
         99.1                Press release, dated February 14, 2002